Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
Summary of Significant Accounting Policies
Organization

The Company is an energy and energy services provider offering physical delivery and related services for both electricity and natural gas primarily in the south central U.S. The Company conducts these activities through two business segments: (i) electric utility and (ii) natural gas midstream operations. The accounts of the Company and its wholly owned subsidiaries are included in the consolidated financial statements. All intercompany transactions and balances are eliminated in consolidation. The Company generally uses the equity method of accounting for investments where its ownership interest is between 20 percent and 50 percent and it lacks the power to direct activities that most significantly impact economic performance.

The electric utility segment generates, transmits, distributes and sells electric energy in Oklahoma and western Arkansas. Its operations are conducted through OG&E and are subject to regulation by the OCC, the APSC and the FERC.  OG&E was incorporated in 1902 under the laws of the Oklahoma Territory and is a wholly owned subsidiary of the Company. OG&E is the largest electric utility in Oklahoma, and its franchised service territory includes Fort Smith, Arkansas and the surrounding communities. OG&E sold its retail natural gas business in 1928 and is no longer engaged in the natural gas distribution business.

The natural gas midstream operations segment represents the Company's investment in Enable through wholly owned subsidiaries and ultimately OGE Holdings. Enable is engaged in the business of gathering, processing, transporting and storing natural gas. Enable's natural gas gathering and processing assets are strategically located in four states and serve natural gas production from shale developments in the Anadarko, Arkoma and Ark-La-Tex basins. Enable also owns an emerging crude oil gathering business in the Bakken Shale formation, principally located in the Williston Basin of North Dakota. Enable's natural gas transportation and storage assets extend from western Oklahoma and the Texas Panhandle to Alabama and from Louisiana to Illinois.

Enable was formed effective May 1, 2013 by the Company, the ArcLight group and CenterPoint to own and operate the midstream businesses of the Company and CenterPoint. In the formation transaction, the Company and the ArcLight group contributed Enogex LLC to Enable, and the Company deconsolidated its previously held investment in Enogex Holdings and acquired an equity interest in Enable. The Company determined that its contribution of Enogex LLC to Enable met the requirements of being in substance real estate and was recorded at historical cost. The general partner of Enable is equally controlled by the Company and CenterPoint, who each have 50 percent management ownership. Based on the 50/50 management ownership, with neither company having control, the Company began accounting for its interest in Enable using the equity method of accounting.

The Company charges operating costs to OG&E and Enable based on several factors. Operating costs directly related to OG&E and Enable are assigned as such. Operating costs incurred for the benefit of OG&E and Enable are allocated either as overhead based primarily on labor costs or using the "Distrigas" method.  The "Distrigas" method is a three-factor formula that uses an equal weighting of payroll, net operating revenues and gross property, plant and equipment.  The Company adopted this method in January 1996 as a result of a recommendation by the OCC Staff.  The Company believes this method provides a reasonable basis for allocating common expenses.
Use of Estimates

In preparing the Consolidated Financial Statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and contingent liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period.  Changes to these assumptions and estimates could have a material effect on the Company's Consolidated Financial Statements.  However, the Company believes it has taken reasonable positions where assumptions and estimates are used in order to minimize the negative financial impact to the Company that could result if actual results vary from the assumptions and estimates.  In management's opinion, the areas of the Company where the most significant judgment is exercised includes the determination of Pension Plan assumptions, income taxes, contingency reserves, asset retirement obligations and depreciable lives of property, plant and equipment. For the electric utility segment, significant judgment is also exercised in the determination of regulatory assets and liabilities and unbilled revenues.

Cash and Cash Equivalents

For purposes of the Consolidated Financial Statements, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.  These investments are carried at cost, which approximates fair value.

Allowance for Uncollectible Accounts Receivable

Customer balances are generally written off if not collected within six months after the final billing date. The allowance for uncollectible accounts receivable for OG&E is calculated by multiplying the last six months of electric revenue by the provision rate, which is based on a 12-month historical average of actual balances written off.  To the extent the historical collection rates are not representative of future collections, there could be an effect on the amount of uncollectible expense recognized.  Also, a portion of the uncollectible provision related to fuel within the Oklahoma jurisdiction is being recovered through the fuel adjustment clause. The allowance for uncollectible accounts receivable is a reduction to Accounts Receivable on the Consolidated Balance Sheets and is included in the Other Operation and Maintenance Expense on the Consolidated Statements of Income. The allowance for uncollectible accounts receivable was $1.5 million at both December 31, 2017 and 2016.

New business customers are required to provide a security deposit in the form of cash, bond or irrevocable letter of credit that is refunded when the account is closed.  New residential customers whose outside credit scores indicate an elevated risk are required to provide a security deposit that is refunded based on customer protection rules defined by the OCC and the APSC.  The payment behavior of all existing customers is continuously monitored, and, if the payment behavior indicates sufficient risk within the meaning of the applicable utility regulation, customers will be required to provide a security deposit.
Investment in Unconsolidated Affiliate

The Company's investment in Enable is considered to be a variable interest entity because the owners of the equity at risk in this entity have disproportionate voting rights in relation to their obligations to absorb the entity's expected losses or to receive its expected residual returns. However, the Company is not considered the primary beneficiary of Enable since it does not have the power to direct the activities that are considered most significant to the economic performance of Enable. The Company accounts for its investment in Enable using the equity method of accounting. Under the equity method, the investment will be adjusted each period for contributions made, distributions received and the Company's share of the investee's comprehensive income as adjusted for basis differences. The Company's maximum exposure to loss related to Enable is limited to the Company's equity investment in Enable at December 31, 2017 as presented in Note 12. The Company evaluates its equity method investments for impairment when events or changes in circumstances indicate there is a loss in value of the investment that is other than a temporary decline.

The Company considers distributions received from Enable which do not exceed cumulative equity in earnings subsequent to the date of investment to be a return on investment and are classified as operating activities in the Consolidated Statements of Cash Flows. The Company considers distributions received from Enable in excess of cumulative equity in earnings subsequent to the date of investment to be a return of investment and are classified as investing activities in the Consolidated Statements of Cash Flows.

Allowance for Funds Used During Construction

Allowance for funds used during construction, a non-cash item, is reflected as an increase to net Other Income and a reduction to Interest Expense in the Consolidated Statements of Income and as an increase to Construction Work in Progress in the Consolidated Balance Sheets.  Allowance for funds used during construction is calculated according to the FERC requirements for the imputed cost of equity and borrowed funds.  Allowance for funds used during construction rates, compounded semi-annually, were 8.2 percent, 8.2 percent and 8.1 percent for the years ended December 31, 2017, 2016 and 2015, respectively.

Collection of Sales Tax

In the normal course of its operations, OG&E collects sales tax from its customers.  OG&E records a current liability for sales taxes when it bills its customers and eliminates this liability when the taxes are remitted to the appropriate governmental authorities.  OG&E excludes the sales tax collected from its operating revenues.
Revenue Recognition

General

OG&E recognizes revenue from electric sales when power is delivered to customers. OG&E reads its customers' meters and sends bills to its customers throughout each month.  As a result, there is a significant amount of customers' electricity consumption that has not been billed at the end of each month.  OG&E accrues an estimate of the revenues for electric sales delivered since the latest billings. Unbilled revenue is presented in Accrued Unbilled Revenues on the Consolidated Balance Sheets and in Operating Revenues on the Consolidated Statements of Income based on estimates of usage and prices during the period.  The estimates that management uses in this calculation could vary from the actual amounts to be paid by customers.

SPP Purchases and Sales

OG&E currently owns and operates transmission and generation facilities as part of a vertically integrated utility. OG&E is a member of the SPP regional transmission organization and has transferred operational authority, but not ownership, of OG&E's transmission facilities to the SPP. The SPP has implemented FERC-approved regional day-ahead and real-time markets for energy and operating services, as well as associated transmission congestion rights. Collectively, the three markets operate together under the global name, SPP Integrated Marketplace. OG&E represents owned- and contracted-generation assets and customer load in the SPP Integrated Marketplace for the sole benefit of its customers. OG&E has not participated in the SPP Integrated Marketplace for any speculative trading activities. OG&E records the SPP Integrated Marketplace transactions as sales or purchases per FERC Order 668, which requires that purchases and sales be recorded on a net basis for each settlement period of the SPP Integrated Marketplace. These results are reported as Operating Revenues or Cost of Sales in the Consolidated Financial Statements. OG&E revenues, expenses, assets and liabilities may be adversely affected by changes in the organization, operating and regulation by the FERC or the SPP.
Fuel Adjustment Clauses

The actual cost of fuel used in electric generation and certain purchased power costs are passed through to OG&E's customers through fuel adjustment clauses. The fuel adjustment clauses are subject to periodic review by the OCC and the APSC.

Income Taxes

The Company files consolidated income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  Income taxes are generally allocated to each company in the affiliated group based on its stand-alone taxable income or loss.  Federal investment tax credits previously claimed on electric utility property have been deferred and are being amortized to income over the life of the related property.  The Company uses the asset and liability method of accounting for income taxes. Under this method, a deferred tax asset or liability is recognized for the estimated future tax effects attributable to temporary differences between the financial statement basis and the tax basis of assets and liabilities as well as tax credit carry forwards and net operating loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period of the change. The Company recognizes interest related to unrecognized tax benefits in Interest Expense and recognizes penalties in Other Expense in the Consolidated Statements of Income.

On December 22, 2017, President Trump signed the 2017 Tax Act into law, significantly changing U.S. corporate income tax laws. The 2017 Tax Act reduces the corporate federal tax rate from 35 percent to 21 percent for tax years beginning after December 31, 2017. See Note 7 for further discussion of the effects of the 2017 Tax Act.

Accrued Vacation

The Company accrues vacation pay monthly by establishing a liability for vacation earned. Vacation may be taken as earned and is charged against the liability. At the end of each year, the liability represents the amount of vacation earned but not taken.

Environmental Costs

Accruals for environmental costs are recognized when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated.  Costs are charged to expense or deferred as a regulatory asset based on expected recovery from customers in future rates, if they relate to the remediation of conditions caused by past operations or if they are not expected to mitigate or prevent contamination from future operations.  Where environmental expenditures relate to facilities currently in use, such as pollution control equipment, the costs may be capitalized and depreciated over the future service periods.  Estimated remediation costs are recorded at undiscounted amounts, independent of any insurance or rate recovery, based on prior experience, assessments and current technology.  Accrued obligations are regularly adjusted as environmental assessments and estimates are revised and remediation efforts proceed.  For sites where OG&E has been designated as one of several potentially responsible parties, the amount accrued represents OG&E's estimated share of the cost.  The Company had $17.1 million and $13.9 million in accrued environmental liabilities at December 31, 2017 and 2016, respectively, which are included in the Company's asset retirement obligations.

Comprehensive Income (Loss) Note [Text Block]
Accumulated Other Comprehensive Income (Loss)

The following tables summarize changes in the components of accumulated other comprehensive loss attributable to OGE Energy during 2016 and 2017. All amounts below are presented net of tax.

	Pension Plan and Restoration of Retirement Income Plan		Postretirement Benefit Plans
(In millions)	Net income (loss)	Prior service cost	Net income (loss)	Prior service cost	Total
Balance at December 31, 2015	$(39.2)	$0.1	$2.5	$1.5	$(35.1)
Other comprehensive income (loss) before reclassifications	(0.7)	—	0.2	—	(0.5)
Amounts reclassified from accumulated other comprehensive income (loss)	2.8	—	—	(1.5)	1.3
Settlement cost	5.0	—	—	—	5.0
Net current period other comprehensive income (loss)	7.1	—	0.2	(1.5)	5.8
Balance at December 31, 2016	(32.1)	0.1	2.7	—	(29.3)
Other comprehensive income (loss) before reclassifications	0.4	—	(0.6)	6.3	6.1
Amounts reclassified from accumulated other comprehensive income (loss)	2.5	(0.1)	—	(0.6)	1.8
Cumulative effect of change in accounting principle	(5.7)	—	(0.1)	1.3	(4.5)
Settlement cost	2.2	—	0.5	—	2.7
Net current period other comprehensive income (loss)	(0.6)	(0.1)	(0.2)	7.0	6.1
Balance at December 31, 2017	$(32.7)	$—	$2.5	$7.0	$(23.2)

The following table summarizes significant amounts reclassified out of accumulated other comprehensive loss by the respective line items in net income during the years ended December 31, 2017 and 2016.

Details about Accumulated Other Comprehensive Income (Loss) Components	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)		Affected Line Item in the Consolidated Statements of Comprehensive Income
	Year Ended December 31,
(In millions)	2017	2016
Amortization of Pension Plan and Restoration of Retirement Income Plan items:
Actuarial losses (A)	$(3.9)	$(4.5)	Other Net Periodic Pension and Postretirement (Cost) Benefit
Prior service cost	0.1	—	Other Net Periodic Pension and Postretirement (Cost) Benefit
Settlement (A)	(3.6)	(8.2)	Other Net Periodic Pension and Postretirement (Cost) Benefit
	(7.4)	(12.7)	Income Before Taxes
	(2.8)	(4.9)	Income Tax (Benefit) Expense
	$(4.6)	$(7.8)	Net Income

Amortization of postretirement benefit plan items:
Prior service cost	$0.9	$2.5	Other Net Periodic Pension and Postretirement (Cost) Benefit
Settlement (A)	(0.7)	—	Other Net Periodic Pension and Postretirement (Cost) Benefit
	0.2	2.5	Income Before Taxes
	0.1	1.0	Income Tax (Benefit) Expense
	$0.1	$1.5	Net Income

Total reclassifications for the period	$(4.5)	$(6.3)	Net Income

(A)	These accumulated other comprehensive loss components are included in the computation of net periodic benefit cost (see Note 11 for additional information).

The amounts in accumulated other comprehensive loss (gain) at December 31, 2017 that are expected to be recognized into earnings in 2018 are as follows:

(In millions)
Pension Plan and Restoration of Retirement Income Plan:
Net loss	$(3.7)
Prior service cost	(0.1)
Postretirement Benefit Plans:
Prior service cost	2.3
Total, net of tax	$(1.5)

Asset Retirement Obligation Disclosure [Text Block]
Asset Retirement Obligations

OG&E has asset retirement obligations primarily associated with the removal of company-owned wind turbines on leased land, as well as the removal of asbestos from certain power generating stations.

The Company has recorded asset retirement obligations that are being accreted over their respective lives ranging from three to 74 years.

The following table summarizes changes to the Company's asset retirement obligations during the years ended December 31, 2017 and 2016.

(In millions)	2017	2016
Balance at January 1	$69.6	$63.3
Accretion expense	3.1	2.8
Revisions in estimated cash flows (A)	2.4	3.6
Liabilities settled	—	(0.1)
Balance at December 31	$75.1	$69.6

(A)	Assumptions changed related to the estimated timing of asbestos abatement and estimated cost of ash pond removal at two of OG&E's generating facilities.

Property, Plant and Equipment Disclosure [Text Block]
Property, Plant and Equipment

All property, plant and equipment is recorded at cost.  Newly constructed plant is added to plant balances at cost which includes contracted services, direct labor, materials, overhead, transportation costs and the allowance for funds used during construction.  Replacements of units of property are capitalized as plant.  For assets that belong to a common plant account, the replaced plant is removed from plant balances, and the cost of such property is charged to Accumulated Depreciation.  For assets that do not belong to a common plant account, the replaced plant is removed from plant balances with the related accumulated depreciation, and the remaining balance net of any salvage proceeds is recorded as a loss in the Consolidated Statements of Income as Other Expense.  Repair and replacement of minor items of property are included in the Consolidated Statements of Income as Other Operation and Maintenance Expense.

The tables below present OG&E's ownership interest in the jointly-owned McClain Plant and the jointly-owned Redbud Plant, and, as disclosed below, only OG&E's ownership interest is reflected in the property, plant and equipment and accumulated depreciation balances in these tables.  The owners of the remaining interests in the McClain Plant and the Redbud Plant are responsible for providing their own financing of capital expenditures.  Also, only OG&E's proportionate interests of any direct expenses of the McClain Plant and the Redbud Plant, such as fuel, maintenance expense and other operating expenses, are included in the applicable financial statement captions in the Consolidated Statements of Income.

December 31, 2017 (In millions)	Percentage Ownership	Total Property, Plant and Equipment	Accumulated Depreciation	Net Property, Plant and Equipment
McClain Plant (A)	77%	$226.8	$71.4	$155.4
Redbud Plant (A)(B)	51%	$496.6	$136.0	$360.6

(A)	Construction work in progress was $0.4 million and $7.8 million for the McClain and Redbud Plants, respectively.

(B)	This amount includes a plant acquisition adjustment of $148.3 million and accumulated amortization of $50.8 million.

December 31, 2016 (In millions)	Percentage Ownership	Total Property, Plant and Equipment	Accumulated Depreciation	Net Property, Plant and Equipment
McClain Plant (A)	77%	$234.2	$72.3	$161.9
Redbud Plant (A)(B)	51%	$489.0	$121.0	$368.0

(A)	Construction work in progress was $0.2 million and $1.8 million for the McClain and Redbud Plants, respectively.

(B)	This amount includes a plant acquisition adjustment of $148.3 million and accumulated amortization of $45.3 million.

The Company's property, plant and equipment and related accumulated depreciation are divided into the following major classes:

December 31, 2017 (In millions)	Total Property, Plant and Equipment	Accumulated Depreciation	Net Property, Plant and Equipment
OGE Energy (holding company):
Property, plant and equipment	$6.1	$—	$6.1
OGE Energy property, plant and equipment	6.1	—	6.1
OG&E:
Distribution assets	4,057.1	1,259.1	2,798.0
Electric generation assets (A)	4,475.0	1,493.5	2,981.5
Transmission assets (B)	2,767.7	506.5	2,261.2
Intangible plant	181.8	135.8	46.0
Other property and equipment	421.0	173.9	247.1
OG&E property, plant and equipment	11,902.6	3,568.8	8,333.8
Total property, plant and equipment	$11,908.7	$3,568.8	$8,339.9

(A)	This amount includes a plant acquisition adjustment of $148.3 million and accumulated amortization of $50.8 million.

(B)	This amount includes a plant acquisition adjustment of $3.3 million and accumulated amortization of $0.6 million.

December 31, 2016 (In millions)	Total Property, Plant and Equipment	Accumulated Depreciation	Net Property, Plant and Equipment
OGE Energy (holding company):
Property, plant and equipment	$117.7	$103.3	$14.4
OGE Energy property, plant and equipment	117.7	103.3	14.4
OG&E:
Distribution assets	3,896.2	1,221.5	2,674.7
Electric generation assets (A)	4,155.9	1,493.3	2,662.6
Transmission assets (B)	2,548.8	481.3	2,067.5
Intangible plant	85.0	43.9	41.1
Other property and equipment	381.5	145.6	235.9
OG&E property, plant and equipment	11,067.4	3,385.6	7,681.8
Total property, plant and equipment	$11,185.1	$3,488.9	$7,696.2

(A)	This amount includes a plant acquisition adjustment of $148.3 million and accumulated amortization of $45.3 million.

(B)	This amount includes a plant acquisition adjustment of $3.3 million and accumulated amortization of $0.6 million.

The following table summarizes the Company's unamortized computer software costs included in intangible plant above.

December 31 (In millions)	2017	2016
OGE Energy (holding company)	$—	$1.0
OG&E	37.5	36.5
Total	$37.5	$37.5

The following table summarizes the Company's amortization expense for computer software costs.

Year Ended December 31 (In millions)	2017	2016	2015
OGE Energy (holding company)	$0.2	$1.4	$2.0
OG&E	8.8	8.0	6.9
Total	$9.0	$9.4	$8.9

Depreciation and Amortization

The provision for depreciation, which was 2.5 percent and 3.0 percent of the average depreciable utility plant for 2017 and 2016, respectively, is calculated using the straight-line method over the estimated service life of the utility assets.  Depreciation is provided at the unit level for production plant and at the account or sub-account level for all other plant and is based on the average life group method. In 2018, the provision for depreciation is projected to be 2.7 percent of the average depreciable utility plant.

Amortization of intangible assets is calculated using the straight-line method. Of the remaining amortizable intangible plant balance at December 31, 2017, 98.6 percent will be amortized over 10.4 years with the remaining 1.4 percent of the intangible plant balance at December 31, 2017 being amortized over 23.7 years.

Amortization of plant acquisition adjustments is provided on a straight-line basis over the estimated remaining service life of the acquired asset.  Plant acquisition adjustments include $148.3 million for the Redbud Plant, which is being amortized over a 27 year life and $3.3 million for certain transmission substation facilities in OG&E's service territory, which are being amortized over a 37 to 59 year period.

Property, Plant and Equipment [Table Text Block]
The Company's property, plant and equipment and related accumulated depreciation are divided into the following major classes:

December 31, 2017 (In millions)	Total Property, Plant and Equipment	Accumulated Depreciation	Net Property, Plant and Equipment
OGE Energy (holding company):
Property, plant and equipment	$6.1	$—	$6.1
OGE Energy property, plant and equipment	6.1	—	6.1
OG&E:
Distribution assets	4,057.1	1,259.1	2,798.0
Electric generation assets (A)	4,475.0	1,493.5	2,981.5
Transmission assets (B)	2,767.7	506.5	2,261.2
Intangible plant	181.8	135.8	46.0
Other property and equipment	421.0	173.9	247.1
OG&E property, plant and equipment	11,902.6	3,568.8	8,333.8
Total property, plant and equipment	$11,908.7	$3,568.8	$8,339.9

(A)	This amount includes a plant acquisition adjustment of $148.3 million and accumulated amortization of $50.8 million.

(B)	This amount includes a plant acquisition adjustment of $3.3 million and accumulated amortization of $0.6 million.

December 31, 2016 (In millions)	Total Property, Plant and Equipment	Accumulated Depreciation	Net Property, Plant and Equipment
OGE Energy (holding company):
Property, plant and equipment	$117.7	$103.3	$14.4
OGE Energy property, plant and equipment	117.7	103.3	14.4
OG&E:
Distribution assets	3,896.2	1,221.5	2,674.7
Electric generation assets (A)	4,155.9	1,493.3	2,662.6
Transmission assets (B)	2,548.8	481.3	2,067.5
Intangible plant	85.0	43.9	41.1
Other property and equipment	381.5	145.6	235.9
OG&E property, plant and equipment	11,067.4	3,385.6	7,681.8
Total property, plant and equipment	$11,185.1	$3,488.9	$7,696.2

(A)	This amount includes a plant acquisition adjustment of $148.3 million and accumulated amortization of $45.3 million.

(B)	This amount includes a plant acquisition adjustment of $3.3 million and accumulated amortization of $0.6 million.

Inventory Disclosure [Text Block]
Fuel Inventories

Fuel inventories for the generation of electricity consist of coal, natural gas and oil.  OG&E uses the weighted-average cost method of accounting for inventory that is physically added to or withdrawn from storage or stockpiles.  The amount of fuel inventory was $84.3 million and $82.4 million at December 31, 2017 and 2016, respectively. Effective May 1, 2014, the gas storage services agreement with Enable was terminated. As a result of this contract termination, approximately 5.3 Bcf of cushion gas owned by OG&E and stored on the Enable system is being directed to OG&E's power plants over a five-year period during peak time of June 1 to August 31 at a rate of 11,500 MMBtu/day for a total of 1.06 Bcf per year. In 2014, approximately $11.0 million of cushion gas was reclassified from Plant-in-Service to Other Deferred Assets, representing natural gas in storage that will be removed from storage over four years. As of December 31, 2017, the remaining balance of cushion gas of $2.8 million is included in Fuel Inventories.

Summary of Significant Accounting Policies [Text Block]
Accounting Records

The accounting records of OG&E are maintained in accordance with the Uniform System of Accounts prescribed by the FERC and adopted by the OCC and the APSC.  Additionally, OG&E, as a regulated utility, is subject to accounting principles for certain types of rate-regulated activities, which provide that certain incurred costs that would otherwise be charged to expense can be deferred as regulatory assets, based on the expected recovery from customers in future rates.  Likewise, certain actual or anticipated credits that would otherwise reduce expense can be deferred as regulatory liabilities, based on the expected flowback to customers in future rates.  Management's expected recovery of deferred costs and flowback of deferred credits generally results from specific decisions by regulators granting such ratemaking treatment.

OG&E records certain incurred costs and obligations as regulatory assets or liabilities if, based on regulatory orders or other available evidence, it is probable that the costs or obligations will be included in amounts allowable for recovery or refund in future rates.

The following table is a summary of OG&E's regulatory assets and liabilities:

December 31 (In millions)	2017	2016
Regulatory Assets
Current:
Oklahoma demand program rider under recovery (A)	$31.6	$51.0
SPP cost tracker under recovery (A)	7.7	10.0
Fuel clause under recoveries	—	51.3
Other (A)	1.5	9.5
Total current regulatory assets	$40.8	$121.8
Non-current:
Benefit obligations regulatory asset	$177.2	$232.6
Deferred storm expenses	42.2	35.7
Smart Grid	32.8	43.2
Unamortized loss on reacquired debt	12.3	13.4
Income taxes recoverable from customers, net	—	62.3
Other	18.5	17.6
Total non-current regulatory assets	$283.0	$404.8
Regulatory Liabilities
Current:
Fuel clause over recoveries	$1.7	$—
Other (B)	2.2	12.3
Total current regulatory liabilities	$3.9	$12.3
Non-current:
Income taxes refundable to customers, net	$955.5	$—
Accrued removal obligations, net	288.4	262.8
Pension tracker	32.3	35.5
Other	7.2	1.4
Total non-current regulatory liabilities	$1,283.4	$299.7

(A)	Included in Other Current Assets on the Consolidated Balance Sheets.

(B)	Included in Other Current Liabilities on the Consolidated Balance Sheets.

OG&E recovers program costs related to the Demand and Energy Efficiency Program. An extension of the demand program rider was approved in January 2016, which allows for the recovery through December 2018 of (i) energy efficiency program costs, (ii) lost revenues associated with certain achieved energy efficiency and demand savings, (iii) performance-based incentives and (iv) costs associated with research and development investments.

OG&E recovers certain SPP costs related to base plan charges from its customers and refunds certain SPP revenues received to its customers in Oklahoma through the SPP cost tracker.

Fuel clause under recoveries are generated from under recoveries from OG&E's customers when OG&E's cost of fuel exceeds the amount billed to its customers.  Fuel clause over recoveries are generated from over recoveries from OG&E's customers when the amount billed to its customers exceeds OG&E's cost of fuel.  OG&E's fuel recovery clauses are designed to smooth the impact of fuel price volatility on customers' bills.  As a result, OG&E under recovers fuel costs in periods of rising fuel prices above the baseline charge for fuel and over recovers fuel costs when prices decline below the baseline charge for fuel. Provisions in the fuel clauses are intended to allow OG&E to amortize under and over recovery balances.

The benefit obligations regulatory asset is comprised of expenses recorded which are probable of future recovery and that have not yet been recognized as components of net periodic benefit cost, including net loss and prior service cost. These expenses are recorded as a regulatory asset as OG&E had historically recovered and currently recovers pension and postretirement benefit plan expense in its electric rates. If, in the future, the regulatory bodies indicate a change in policy related to the recovery of pension and postretirement benefit plan expenses, this could cause the benefit obligations regulatory asset balance to be reclassified to accumulated other comprehensive income.

The following table is a summary of the components of the benefit obligations regulatory asset:

December 31 (In millions)	2017	2016
Pension Plan and Restoration of Retirement Income Plan:
Net loss	$172.4	$199.9
Postretirement Benefit Plans:
Net loss	33.6	32.7
Prior service cost	(28.8)	—
Total	$177.2	$232.6

The following amounts in the benefit obligations regulatory asset at December 31, 2017 are expected to be recognized as components of net periodic benefit cost in 2018:

(In millions)
Pension Plan and Restoration of Retirement Income Plan:
Net loss	$12.5
Postretirement Benefit Plans:
Net loss	4.0
Prior service cost	(6.1)
Total	$10.4

OG&E includes in expense any Oklahoma storm-related operation and maintenance expenses up to $2.7 million annually and defers any additional expenses incurred over $2.7 million. OG&E expects to recover the amounts deferred each year over a five-year period in accordance with historical practice.

OG&E previously recovered the cost of system-wide deployment of smart grid technology and implementing the smart grid pilot program through a rider. Costs not included in the rider are the incremental costs for web portal access, education and home energy reports, which are capped at $6.9 million, and the stranded costs associated with OG&E's analog electric meters, which have been replaced by smart meters. These incremental and stranded costs were accumulated during the smart grid deployment and have been included in the Smart Grid asset in the regulatory assets and liabilities table above. As approved in the recent Oklahoma rate case effective May 1, 2017, these costs are now being recovered over a six year period.

Unamortized loss on reacquired debt is comprised of unamortized debt issuance costs related to the early retirement of OG&E's long-term debt.  These amounts are recorded in interest expenses and are being amortized over the term of the long-term debt which replaced the previous long-term debt.  The unamortized loss on reacquired debt is recovered as a part of OG&E's cost of capital.

Income taxes refundable to customers, net, represent the reduction in accumulated deferred income taxes resulting from the reduction in the federal income tax rate, as part of the 2017 Tax Act.  These amounts will be returned to customers in varying amounts over approximately 80 years.  Currently, those amounts are shown net of income taxes recoverable from customers, which represents income tax benefits previously used to reduce OG&E's revenues, are treated as regulatory assets and are being amortized over the estimated remaining life of the assets to which they relate.  These amounts are being recovered in rates as the temporary differences that generated the income tax benefit turn around.

Accrued removal obligations, net represent asset retirement costs previously recovered from ratepayers for other than legal obligations.

OG&E recovers specific amounts of pension and postretirement medical costs in rates approved in its Oklahoma rate cases. In accordance with approved orders, OG&E defers the difference between actual pension and postretirement medical expenses and the amount approved in its last Oklahoma rate case as a regulatory asset or regulatory liability. These amounts have been recorded in the Pension tracker regulatory liability in the regulatory assets and liabilities table above.
Management continuously monitors the future recoverability of regulatory assets.  When, in management's judgment, future recovery becomes impaired, the amount of the regulatory asset is adjusted, as appropriate.  If OG&E were required to discontinue the application of accounting principles for certain types of rate-regulated activities for some or all of its operations, it could result in writing off the related regulatory assets, which could have significant financial effects.